AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      MELLON CAPITAL MANAGEMENT CORPORATION

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of February 18, 2004, as amended ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the JNL Series Trust.

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

     WHEREAS, the Adviser and Sub-Adviser agree to amend the sub-advisory fees as forth on Schedule B to the Agreement to reflect fee reductions for all Funds, except for the following seven funds: 1) JNL/S&P Moderate Retirement Strategy Fund; 2) JNL/S&P Moderate Growth Retirement Strategy Fund; 3) JNL/S&P Growth Retirement Strategy Fund; 4) JNL/S&P Competitive Advantage Fund; 5) JNL/S&P Dividend Income & Growth Fund; 6) JNL/S&P Intrinsic Value Fund; and 7) JNL/S&P Total Yield Fund, which are co-sub-advised by the Sub-Adviser and Standard & Poor's Investment Advisory Services, LLC.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows effective as of January 1, 2009:

     1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the amended Schedule B dated January 1, 2009, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 1st day of January, 2009.

JACKSON NATIONAL ASSET                                 MELLON CAPITAL MANAGEMENT
MANAGEMENT, LLC                                        CORPORATION


By:                                                    By:
Name:        MARK D. NERUD                             Name:
Title:       PRESIDENT                                 Title:

                                   SCHEDULE B
                                 JANUARY 1, 2009
                                 (Compensation)

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             JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
------------------------------------------------------- --------------------
Next $50 million                                                0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
          JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
------------------------------------------------------- --------------------
Next $50 million                                                0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
            JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
------------------------------------------------------- --------------------
Next $50 million                                                0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
          JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
------------------------------------------------------- --------------------
Next $50 million                                                0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
----------------------------------------------------------------------------


----------------------------------------------------------------------------
               JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
First $50 million                                               0.09%
------------------------------------------------------- --------------------
Next $50 million                                                0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                  JNL/MELLON CAPITAL MANAGEMENT ENHANCED
                         S&P 500 STOCK INDEX FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $50 million                                               0.25%
------------------------------------------------------- --------------------
Over $50 million                                                0.20%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
              JNL/MELLON CAPITAL MANAGEMENT EUROPEAN 30 FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $50 million                                               0.09%
------------------------------------------------------- --------------------
$50 to $100 million                                             0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
             JNL/MELLON CAPITAL MANAGEMENT PACIFIC RIM 30 FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $50 million                                               0.09%
------------------------------------------------------- --------------------
$50 to $100 million                                             0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                 JNL/S&P MODERATE RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $100 million                                              0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
             JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $100 million                                              0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                  JNL/S&P GROWTH RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $100 million                                              0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                    JNL/S&P COMPETITIVE ADVANTAGE FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $100 million                                              0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                   JNL/S&P DIVIDEND INCOME & GROWTH FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $100 million                                              0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                       JNL/S&P INTRINSIC VALUE FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $100 million                                              0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------


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                         JNL/S&P TOTAL YIELD FUND
----------------------------------------------------------------------------
------------------------------------------------------- --------------------
AVERAGE DAILY NET ASSETS                                ANNUAL RATE
------------------------------------------------------- --------------------
------------------------------------------------------- --------------------
$0 to $100 million                                              0.06%
------------------------------------------------------- --------------------
$100 to $750 million                                            0.03%
------------------------------------------------------- --------------------
Over $750 million                                              0.015%
------------------------------------------------------- --------------------